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                                                                 EXHIBIT 10.29



                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of January 27, 2003, is entered into by and among the lenders signatory hereto (the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as agent (in such capacity, "Agent") for the Lenders, MTS, INCORPORATED, a California corporation, and THREE A'S HOLDINGS, L.L.C., a Delaware limited liability company (each a "Borrower" and collectively, "Borrowers").

                                    RECITALS

         A. Borrowers, Agent and the Lenders have previously entered into that certain Loan and Security Agreement, dated October 9, 2002, as amended by that certain First Amendment to Loan and Security Agreement, dated November 18, 2002 (as amended, the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Agent, the Lenders and Borrowers now wish to amend the Loan Agreement on the terms and conditions set forth herein.

         C. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AMENDMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Amendments to Loan Agreement.

                  (a) Section 1.84 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "1.84    "Maximum Credit" shall mean the amount of
                           One Hundred Million Dollars ($100,000,000)."

                  (b) Section 1.114 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "1.114   "Real Estate Subline" shall mean, as of any
                           date of determination, the lesser of (a) Seven Million Five Hundred Thousand Dollars ($7,500,000) or
                           (b) twenty-five percent (25%) of the fair market value (as determined by an appraiser selected by Borrowers and acceptable to Agent

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                           but subject to adjustment by Agent, in its reasonable
                           credit judgment, for any conditions or events subsequently occurring or made known to Agent with respect thereto) of the Real Property Collateral; provided, however, such amount shall be reduced as provided for in Section 2.3(b) hereof."

                  (c) Section 1.125 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "1.125   "Revolving Loan Limit" shall mean, as of any
                           date of determination, (a) the Maximum Credit, minus
                           (b) the sum of (i) the then outstanding aggregate amount of all Real Estate Loans, (ii) the then outstanding amount of the Term Loan and (iii) the aggregate amount of all issued and undrawn Letter of Credit Accommodations."

                  (d) Section 9.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "9.2     New Collateral Locations. No Borrower or any
                           Subsidiary of any Borrower, may open any new store, retail location or other location without the prior written consent of Agent and the Required Lenders; provided, however, any Borrower may relocate an existing location within the continental United States so long as (a) such Borrower gives Agent thirty (30) days prior written notice from such Borrower of such intended relocation, (b) such Borrower obtains the prior written consent of Agent with respect to such relocation, which consent shall be granted or withheld in Agent's reasonable credit judgment based on a review of all matters related thereto, (c) such Borrower executes and delivers, or causes to be executed and delivered, to Agent such agreements, documents, and instruments as Agent may deem necessary or desirable to protect Agent's and the Lenders' interests in the Collateral at such location (including, without limitation, Collateral Access Agreements and/or leasehold mortgages) or, in the alternative, Agent may apply an Availability Reserve accordance with the terms of this Agreement, and (d) such relocation does not cause the number of relocations by both Borrowers to exceed 10 relocations in any fiscal year."

                  (e) Section 11.3(b)(v)of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(v)     any increase in the borrowing availability
                           under this Agreement including any increase in advance rates, reduction of reserves or any amendment, modification or waiver of the terms of the definitions of or any provisions relating to (or application of discretionary criteria in any manner resulting in an increase to amounts available pursuant to such definitions and provisions relating
                           to) (A) Borrowing Base, (B) Eligible Inventory, (C) Eligible Merchant Payment Receivables, (D) Excess Availability, (E) Availability Reserves, (F) Net Orderly Liquidation

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                           Value, (G) Revolving Loan Limit, (H) In-Transit
                           Inventory, (I) Rental Inventory or (J) Return to Vendor Inventory, except to the extent such amendments or modifications have the effect of making such definitions more restrictive;"

         2. Effectiveness of this Amendment. Agent must have received the following items, in form and content acceptable to Agent, before this Amendment is effective, and before the Lenders are required to extend any further credit to Borrowers as provided for by this Amendment:

                  (a) Amendment; Guarantors' Acknowledgement. This Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties.

                  (b) Amended and Restated Note. An original Amended and Restated Revolving Loan Promissory Note, in the form of Exhibit A hereto, executed by each Borrower.

                  (c) Fees. The fees required to be paid under the terms of the Fee Letter shall have been paid in full by Borrowers.

                  (d) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

                  (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment.

         3. Representations and Warranties. Borrowers represents and warrants as follows:

                  (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

                  (c) Representations and Warranties in Financing Agreements. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary

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corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

         4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         6.       Reference to and Effect on the Financing Agreements.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and the Lenders.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

                  (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

         8. Estoppel. To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of such Borrower as against Agent or any Lender with respect to the Obligations.

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         9.       Integration. This Amendment, together with the other Financing
Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

         10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         11. Additional Lender. By its signature hereto and as of the effective date of this Amendment (the "Effective Date"), GMAC Business Credit, LLC, a Delaware limited liability company ("GMAC"), shall be a party to the Loan Agreement as a Lender and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the amount set forth below its signature hereto. GMAC agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender. As of the Effective Date, the Loan Commitments of each of the Lenders are as set forth below their signatures hereto. On the Effective Date, GMAC shall transfer to Agent, in immediately available funds, an amount equal to its Pro Rata Share of the principal amount of all Committed Loans outstanding as of the date hereof. Without limiting any of the foregoing or the effectiveness of any provision of the Loan Agreement, GMAC:

                  (a) acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a party to the Loan Agreement;

                  (b) agrees that it will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement;

                  (c) appoints and authorizes The CIT Group/Business Credit, Inc. in its capacity as Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent;

                  (d) represents and warrants to Agent and each Borrower that under applicable law and treaties no tax will be required to be withheld by Agent or any Borrower with respect to any payments to be made to GMAC under the Loan Agreement or any other Financing Agreements;

                  (e) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to Agent and Borrowers prior to the time that Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein GMAC claims entitlement to the benefits of a tax treaty that

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provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by GMAC and agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption; and

                  (f)      represents and warrants to the parties hereto that
(i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and any other documents required or permitted to be executed or delivered by it in connection with this Amendment or the Loan Agreement, and to fulfill its obligations hereunder, (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Amendment, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance, and (iii) this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights to general equitable principles.

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         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                            M T S, INCORPORATED,
                                            a California corporation

                                            By: ________________________________
                                            Name: Michael T. Solomon
                                            Title:President

                                            THREE A'S HOLDINGS, L.L.C.,
                                            a Delaware limited liability company

                                            By: ________________________________
                                            Name: Michael T. Solomon
                                            Title:Manager

                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            a New York corporation,
                                            as Agent and as a Lender

                                            By: ________________________________
                                            Name: Adrian Avalos
                                            Title:Vice President

                                            Loan Commitment: $35,000,000

                                            CONGRESS FINANCIAL CORPORATION
                                            (WESTERN),
                                            a California corporation

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Loan Commitment: $15,000,000

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                                            FLEET RETAIL FINANCE, INC.,
                                            a Delaware corporation

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Loan Commitment: $25,000,000

                                            GMAC BUSINESS CREDIT, LLC,
                                            a Delaware limited liability company

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Loan Commitment: $25,000,000

                                            Address for Notices:

                                            3000 Town Center, Suite 280
                                            Southfield, Michigan 48075
                                            Attn: Portfolio Manager
                                            Fax: (248) 358-8333
                                            Telephone: (248) 356-4622

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                          ACKNOWLEDGEMENT BY GUARANTORS

                          Dated as of January 27, 2003

         Each of the undersigned, being a Guarantor (each a "Guarantor" and collectively, the "Guarantors") under their respective Guaranty and Security Agreements, each dated as of October 9, 2002, made in favor of Agent (as amended, modified or supplemented, each a "Guaranty" and collectively, the "Guaranties"), hereby acknowledges and agrees to the foregoing Second Amendment to Loan and Security Agreement (the "Amendment") and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Agent has informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Loan Agreement, the Guaranties or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

                                           TOWER RECORDS, INCORPORATED,
                                           a Delaware corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           8775 SUNSET, INC.,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

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                                           COLUMBUS & BAY, INC.,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           JEREMY'S HOLDINGS, LLC,
                                           a Delaware limited liability company

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:Manager

                                           R.T. RECORDS, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           TOWER DIRECT LLC.,
                                           a Delaware limited liability company

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:Manager

                                           33RD STREET RECORDS, INCORPORATED,
                                           a Delaware corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

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                                           T.R. SERVICES, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           IRELAND TR, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           PIPERNICK CORP.,
                                           a Delaware corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           TR ARGENTINA, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           TR ISRAEL, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

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                                           TR MEXICO, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           TOWER GRAPHICS, INCORPORATED,
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

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                                    EXHIBIT A

                                     Form of
                              AMENDED AND RESTATED
                         REVOLVING LOAN PROMISSORY NOTE

                                                    Dated as of January 27, 2003

$100,000,000

FOR VALUE RECEIVED, M T S, Incorporated, a California corporation, and Three A's Holdings, L.L.C., a Delaware limited liability company (each a "Borrower" and collectively, "Borrowers"), hereby, jointly and severally, absolutely and unconditionally promise to pay to the order of The CIT Group/Business Credit, Inc., a New York corporation, as agent (in such capacity, "Agent") for the Lenders (as defined below) with offices located at 300 South Grand Avenue, 3rd Floor, Los Angeles, California 90071, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Million Dollars ($100,000,000), or such other unpaid principal amount as may be advanced pursuant to Section 2.1 of that certain Loan and Security Agreement, dated as of October 9, 2002, by and among Borrowers, the financial institutions from time to time party thereto (the "Lenders"), and Agent (as amended, modified or supplements from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meaning provided therefor in the Loan Agreement, unless otherwise defined herein.

This Amended and Restated Revolving Loan Promissory Note (this "Note") is the Revolving Note referred to in the Loan Agreement, and is issued to evidence Borrowers' obligation to repay to the Lenders the Revolving Loans. The Revolving Loans evidenced hereby shall be repayable in accordance with and shall bear interest as set forth in the Loan Agreement. This Note is subject to, and entitled to, all of the terms, provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. Subject to the terms of the Loan Agreement, the Revolving Loans evidenced hereby may be borrowed, repaid and reborrowed by Borrowers. A final balloon payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Note as shown on the books and records of Agent shall be due and payable on the termination of the Loan Agreement, as set forth in Section 14.1 thereof. Further, upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable as provided in the Financing Agreement.

This Note amends, restates, replaces and supersedes that certain Revolving Loan Promissory Note, dated October 9, 2002, in the original principal amount of Seventy-Five Million Dollars ($75,000,000), executed by Borrowers to the order of Agent, which promissory note is null, void, cancelled and of no further legal force or effect.

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                                           M T S, INCORPORATED
                                           a California corporation

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:President

                                           THREE A'S HOLDINGS, L.L.C.
                                           a Delaware limited liability company

                                           By: _________________________________
                                           Name: Michael T. Solomon
                                           Title:Manager

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